Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement of Tidal Royalty Corp. (the “Company”) on Form 20-F, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Rosen, Chief Executive Officer of Tidal Royalty Corp. (the “Registrant”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Paul Rosen
Paul Rosen
Chief Executive Officer

December 18, 2018